Exhibit 99.2

February 4, 2015 Staples Announces Acquisition of Office Depot

Important Additional Information to be Filed with the SEC Staples plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and Office Depot plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Staples, Office Depot, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Staples and Office Depot through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from Staples by contacting Staples’ Investor Relations Department at 800-468- 7751, or from Office Depot by contacting Office Depot’s Investor Relations Department at 561-438-7878. Staples and Office Depot, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Staples’ directors and executive officers is contained in Staples’ proxy statement dated April 11, 2014, which is filed with the SEC. Information regarding Office Depot’s directors and executive officers is contained in Office Depot’s proxy statement dated March 24, 2014, which is filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2014 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus to be filed by Office Depot in connection with the transaction. 2

Forward-Looking Statements Safe Harbor Statements in this presentation regarding the proposed transaction between Staples and Office Depot, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company, and any other statements about Staples’ or Office Depot’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the transaction; the risk that Office Depot’s stockholders do not approve the merger; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the transaction is not obtained; the risk that the other conditions to the closing of the merger are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; response by activist shareholders to the merger; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the ability to successfully integrate Staples’ and Office Depot’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; any changes in general economic and/or industry specific conditions; and the other factors described in Staples’ Annual Report on Form 10-K for the year ended February 1, 2014 and Office Depot’s Annual Report on Form 10-K for the year ended December 28, 2013 and their most recent Quarterly Reports on Form 10-Q each filed with the SEC. Staples and Office Depot disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this presentation. 3

Participants 4 Ron Sargent Staples Chairman & CEO Christine Komola Staples EVP & CFO Roland Smith Office Depot Chairman & CEO

Onward to online and boldly to BO$$ Every product your business needs to succeed. #1 Online B2B player #1 Commercial player World’s broadest B2B assortment Turbocharge print Reshape and improve our businesses Optimize our retail footprint Evolve our supply chain Fund the future Build enablers of our execution Price perception Technology Evolve brand Talent & culture Big data and analytics Fix and grow international Accelerating Staples Strategic Reinvention and Improving Customer Experience 5 . Building scale and credibility in new categories . Accelerating growth in delivery businesses . Enhancing multi-channel Copy and Print business . Optimizing retail store network . Building a stronger connection between retail and online . Stabilizing sales and earnings in Europe . Reducing expenses to fund investments in growth priorities Over the past two years, Staples’ Board of Directors and management team have reinvented Staples to better meet the changing needs of customers

. Staples’ Board of Directors’ top priority is to create value for shareholders . In the summer of 2014 as part of long-range plan, Staples’ Board and management team analyzed the opportunity to accelerate strategic reinvention through the acquisition of Office Depot . Staples and Office Depot began discussions to evaluate a potential combination in September of 2014 . Both Staples and Office Depot have independently analyzed the regulatory considerations related to this transaction . Agreement unanimously approved by Boards of Staples and Office Depot Background of the Transaction 6

. Combined company better positioned to provide more value to customers and compete against a large and diverse set of competitors . Strategic combination expected to deliver at least $1 billion of synergies by third full fiscal year post-closing . Operational efficiencies and cost savings used to dramatically accelerate Staples’ strategic reinvention . Provides ability to optimize retail footprint, minimize redundancy, and reduce costs . Accretive to EPS in first year post-closing after excluding one-time integration and restructuring costs and purchase accounting adjustments Compelling Strategic and Financial Rationale 7

Transaction Overview . $7.25 per share in cash and 0.2188 of a Staples share for each Office Depot share . Represents $11.00 per Office Depot share based on Staples closing price as of February 2, 2015, the last trading day prior to initial media speculation around a possible transaction . Based on Staples closing price as of February 2, 2015, transaction values Office Depot at an equity value of $6.3 billion and EV/EBITDA multiple of approximately 8.5x (1), or approximately 3.5x including minimum estimated run-rate synergies (2) . Subject to customary closing conditions, antitrust regulatory approval, and Office Depot shareholder approval . Staples is not required to close transaction if antitrust authorities require divestiture of assets that deliver more than $1.25 billion of Office Depot’s 2014 revenues in the United States or if a requirement of the antitrust authorities has a material adverse effect on Office Depot’s operations outside of the United States . Staples to pay a $250 million termination fee to Office Depot if agreement is terminated due to antitrust requirements . Closing of transaction not subject to financing conditions . Expected to close by the end of calendar year 2015 8 1. Reflects Office Depot’s fiscal 2014 guidance provided on 11/4/2014 for adjusted operating income and depreciation and amortization, and approximately $140 million of synergies achieved but not realized by Office Depot in fiscal 2014 related to its acquisition of OfficeMax. Excludes non-recourse debt. 2. Reflects Staples’ guidance of at least $1 billion of pre-tax run-rate synergies.

. Following closing of transaction newly constituted Staples Board of directors will increase from 11 members to 13 members . Board of directors will include two Office Depot directors approved by Staples . Ron Sargent will continue to serve as Staples’ Chairman and Chief Executive Officer following the closing of the transaction . Staples is planning for its corporate headquarters in Framingham, MA to serve as the combined company’s headquarters following the closing of the transaction . Staples plans to evaluate maintaining a presence in Boca Raton, FL Governance and Leadership 9

Creating a $39 Billion Distributor of Products and Services 10 Post-acquisition Store Count (3) Distribution Facilities (2) LTM Revenue $B (1) 1. LTM Revenue as of 11/1/2014 and 9/27/2014 for Staples and Office Depot, respectively, Office Depot revenue pro forma for merger with OfficeMax and excludes revenue generated by the former OfficeMax business in Mexico. 2. As of fiscal year ended 2/1/2014 and 12/28/2013 for Staples and Office Depot, respectively, Office Depot data includes cross docks. 3. As of 11/1/2014 and 9/27/2014 for Staples and Office Depot, respectively. . North America . International . Total . North America . International . Total . North America . International . Total 69 47 116 91 36 127 160 83 243 . North America . International . Total . North America . International . Total . North America . International . Total $18.8 $3.9 $22.7 $12.7 $3.5 $16.2 $31.5 $7.4 $38.9 . North America . International . Total . North America . International . Total . North America . International . Total 1,721 303 2,024 1,851 145 1,996 3,572 448 4,020

Providing Significant Value to Office Depot Shareholders 11 . Endorsement of success integrating Office Depot and OfficeMax over the past year . Tremendous opportunities for growth while creating increased value and convenience for customers . Office Depot shareholders have the opportunity to participate in combined company . Transaction value represents a premium of 44 percent over closing price of Office Depot shares as of February 2, 2015 . Transaction value represents a premium of 65 percent over 90-day average closing price of Office Depot shares as of February 2, 2015 . Office Depot shareholders to own approximately 16 percent of combined company

Annualized Synergies Building to at Least $1 Billion Over Three Year Integration Period 12 Year 1 Year 2 Year 3 Expanded product and service offering drives revenue synergies Cumulative Annualized Synergies Cumulative Costs to Achieve Synergies Key Synergy Opportunities . Headcount and G&A Expense Reductions . Procurement . Advertising and Marketing . Retail Network Optimization . Headcount and G&A Expense Reductions . Procurement . Advertising and Marketing . Retail Network Optimization . Supply Chain . Headcount and G&A Expense Reductions . Supply Chain . Retail Network Optimization One-time costs of approximately $1 billion to achieve synergies Building to at least $1 billion by 3rd fiscal year post-closing The acquisition presents a unique and exciting opportunity to reduce costs and improve service in a way that neither company could achieve on its own

Transaction Funding Sources & Uses 13 Sources of Funds ($B) Uses of Funds ($B) Excess Cash $0.5 Rolled Debt & Capital Leases $0.5 New Debt $4.3 Staples Equity Issued to Office Depot $2.1 Total Sources $7.3 Purchase Office Depot Equity $6.3 Rolled Debt & Capital Leases $0.5 Refinance Office Depot Debt $0.3 Transaction Fees, Expenses and Breakage Costs $0.4 Total $7.3 . Obtained $3 billion ABL credit facility, plan for $1.5 billion drawn at closing . Obtained $2.75 billion 6-year Term Loan . Utilized $2.1 billion of Staples’ equity . Utilized $0.5 billion of cash from balance sheet . Rolled over $0.5 billion of Office Depot debt and capital leases Note: Figures may not sum to total due to rounding.

. Committed to maintaining current quarterly dividend of $0.12 per share . Temporarily suspending share repurchase program to focus on paying down transaction related debt . Committed to prudent capital structure that maximizes financial flexibility and supports a balanced and diverse cash deployment strategy, including the resumption of share buybacks over the longer term Commitment to Return Excess Cash to Shareholders 14

Key Takeaways 15 . Creates significant value for Staples and Office Depot shareholders . Enables Staples to provide more value to customers and compete against a large and diverse set of competitors . Accelerates Staples’ strategy of driving growth in delivery businesses and categories beyond office supplies . Provides ability to optimize retail footprint and reduce costs . Delivers at least $1 billion of expected synergies over three year integration period . Generates EPS accretion in first year post-closing excluding one-time integration and restructuring costs and purchase accounting adjustments

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